Exhibit 23(j) under Form N-1A
                                                   Exhibit 23 under 601/Reg. S-K

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Post-Effective Amendment No. 102 to Registration Statement No. 2-10415 on Form N-1A of our report dated December 7, 2001 relating to the financial statements of Federated Stock and Bond Fund appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.




December 19, 2001